EXHIBIT 99.1

McAFEE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	December 31,	December 31,
	2004	2003
Assets:
Cash and marketable securities	$924,681	$766,257
Restricted cash	617	20,547
Accounts receivable, net	137,520	170,218
Prepaid expenses and other current assets	103,687	97,616
Assets held for sale	—	24,719
Property and equipment, net	91,715	111,672
Deferred taxes	421,063	359,746
Goodwill, intangibles and other long term assets, net	558,393	569,723

Total assets	$2,237,676	$2,120,498

Liabilities:
Accounts payable	$32,891	$32,099
Accrued liabilities	197,368	147,281
Liabilities related to assets held for sale	—	23,310
Deferred revenue	601,373	459,557
Convertible debt	—	347,397
Other long term liabilities	204,796	222,765

Total liabilities	1,036,428	1,232,409

Stockholders’ equity:
Common stock	1,623	1,621
Treasury stock	—	(4,707)
Additional paid-in capital	1,178,855	1,087,625
Deferred stock-based compensation	(1,777)	(598)
Accumulated other comprehensive income	27,361	34,027
Accumulated deficit	(4,814)	(229,879)

Total stockholders’ equity	1,201,248	888,089

Total liabilities and stockholders’ equity	$2,237,676	$2,120,498

McAFEE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Net revenue	$244,153	$272,222	$910,542	$936,336

Cost of net revenue	36,030	38,470	135,578	138,257
Amortization of purchased technology	3,850	3,417	13,331	11,369

Gross profit	204,273	230,335	761,633	786,710

Operating costs:

Research and development (1)	44,002	46,519	172,717	184,606

Marketing and sales (2)	82,364	96,201	354,380	363,306

General and administrative (3)	43,727	30,137	137,172	115,825

Reimbursement from transition services agreement	(2,326)	—	(5,997)	—

(Gain) loss on sale/disposal of assets and technology (4)	2,317	—	(230,266)	867

Litigation reimbursement	—	—	(24,991)	—

Amortization of intangibles	3,528	3,268	14,065	15,637

Restructuring charges	6,072	(660)	17,493	22,204

Restatement costs	—	542	(250)	8,878

Divestiture expense	228	—	1,031	—

In-process research and development	—	—	—	6,600

Acquisition retention bonuses and severance	934	1,382	3,608	4,001

Total operating costs	180,846	177,389	438,962	721,924

Income from operations	23,427	52,946	322,671	64,786

Interest and other income, net	2,091	2,388	13,939	17,349
Interest expense on convertible debt	(1,897)	(1,116)	(5,315)	(7,543)
Gain on sale of securities		1,260	246	1,260
Loss on redemption of debt	—	—	(15,070)	(2,727)

Income before provision for (benefit from) income taxes and cumulative effect of change in accounting principle	23,621	55,478	316,471	73,125

Provision for (benefit from) income taxes	(15,126)	10,170	91,406	13,220

Income before cumulative effect of change in accounting principle	38,747	45,308	225,065	59,905

Cumulative effect of change in accounting principle, net of tax	—	(805)	—	10,337

Net income	$38,747	$44,503	$225,065	$70,242

Net income per share — basic	$0.24	$0.28	$1.40	$0.44

Net income per share — diluted (5)	$0.23	$0.26	$1.31	$0.43

Shares used in per share calculation — basic	160,861	161,080	160,714	160,338

Shares used in per share calculation — diluted	166,398	184,144	177,099	164,489

(1) Includes stock-based compensation charges of $4,370 and $1,637 for the three months ended December 31, 2004 and 2003, respectively, and $6,518 and $5,157 for the twelve months ended December 31, 2004 and 2003, respectively.

(2) Includes stock-based compensation charges of $1,752 and $1,856 for the three months ended December 31, 2004 and 2003, respectively and $2,642 and $5,065 for the twelve months ended December 31, 2004 and 2003, respectively.

(3) Includes stock-based compensation charges of $3,193 and $252 for the three months ended December 31, 2004 and 2003, respectively and $ 4,085 and $2,285 for the twelve months ended December 31, 2004 and 2003, respectively.

(4) Includes stock-based compensation charge of $991 for the twelve months ended December 31, 2004.

(5) In computing net income per share on a diluted basis for the three and twelve months ended December 31, 2004 and the three and twelve months ended December 31, 2003 net income has been increased by $0 and $7,556, and $3,014 and $0, respectively, for the after-tax amount of interest expense recognized in the period associated with the dilutive convertible securities. The shares used in net income per share on a diluted basis include an additional 12.1 million in the year ended December 31, 2004 and 19.1 million shares in the quarter ended December 31, 2003, respectively, that would have been outstanding if the diluted securities had been converted as of the beginning of the period.

McAFEE, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Net revenue	$244,153	$272,222	$910,542	$936,336

Cost of net revenue	36,030	38,470	135,578	138,257
Amortization of purchased technology	—	—	—	—

Gross profit	208,123	233,752	774,964	798,079

Operating costs:

Research and development	39,632	44,882	166,199	179,449

Marketing and sales	80,612	94,345	351,738	358,241

General and administrative	40,534	29,885	133,087	113,540

Reimbursement from transition services agreement	—	—	—	—

(Gain) loss on sale/disposal of assets and technology	—	—	—	—

Litigation reimbursement	—	—	—	—

Amortization of intangibles	—	—	—	—

Restructuring charges	—	—	—	—

Restatement costs	—	—	—	—

Divestiture expense	—	—	—	—

In-process research and development	—	—	—	—

Acquisition retention bonuses and severance	—	—	—	—

Total operating costs	160,778	169,112	651,024	651,230

Income from operations	47,345	64,640	123,940	146,849

Interest and other income, net	2,091	2,388	13,939	17,349
Interest expense on convertible debt	—	—	—	—
Gain on sale of securities	—	—	—	—
Loss on redemption of debt	—	—	—	—

Income before provision for income taxes	49,436	67,028	137,879	164,198

Provision for income taxes	12,359	16,757	34,470	41,050

Pro forma net income	$37,077	$50,271	$103,409	$123,148

Net income per share — diluted	$0.22	$0.27	$0.58	$0.75

Shares used in per share calculation — diluted(1)	166,398	184,144	177,099	164,489

(1)	The above per share calculations treat outstanding convertible debt on an as-converted basis, resulting in an increase of 19.1 million shares for the three and twelve months ended December 31, 2003, and an increase of 12.2 million shares for the twelve months ended December 31, 2004. The convertible debt was redeemed on August 20, 2004.

The accompanying reconciliation of pro forma condensed consolidated statements of income to the condensed consolidated statements of income is an integral part of the above pro forma financial information. The Company believes that the above pro forma information is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

McAFEE, INC. AND SUBSIDIARIES
RECONCILIATION OF CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
McAfee, Inc. pro forma net income	$37,077	$50,271	$103,409	$123,148

Provision for income taxes	12,359	16,757	34,470	41,050

McAfee, Inc. pro forma income before provision for income taxes	49,436	67,028	137,879	164,198

Amortization of purchased technology	(3,850)	(3,417)	(13,331)	(11,369)

Stock compensation charge	(9,315)	(3,745)	(14,236)	(12,507)

Reimbursement from transition services agreement	2,326	—	5,997	—

Gain (loss) on sale/disposal of assets and technology	(2,317)	—	231,257	(867)

Litigation reimbursement	—	—	24,991	—

Amortization of intangibles	(3,528)	(3,268)	(14,065)	(15,637)

Restructuring charges	(6,072)	660	(17,493)	(22,204)

Restatement costs	—	(542)	250	(8,878)

Divestiture expense	(228)	—	(1,031)	—

In-process research and development	—	—	—	(6,600)

Acquisition retention bonuses and severance	(934)	(1,382)	(3,608)	(4,001)

Interest expense on convertible debt	(1,897)	(1,116)	(5,315)	(7,543)

Gain on sale of securities	—	1,260	246	1,260

Loss on redemption of debt	—	—	(15,070)	(2,727)

McAfee, Inc. income before provision of (benefit from) income taxes and cumulative effect of change in accounting principle	$23,621	$55,478	$316,471	$73,125

Provision for (benefit from) income taxes	(15,126)	10,170	91,406	13,220

Cumulative effect of change in accounting principle, net of tax	—	805	—	(10,337)

McAfee, Inc. Consolidated Net Income	$38,747	$44,503	$225,065	$70,242

McAfee, Inc.
Revenue by Product Family

(in thousands)	Q4'04		Q3'04		Q2'04		Q1'04		Q4'03		Q3'03

The New McAfee	$244,153	100%	$211,446	95%	$187,241	83%	$173,973	79%	$190,959	70%	$165,590	71%

Corporate Security	$151,180	62%	$118,198	53%	$116,458	52%	$125,633	57%	$128,298	47%	$114,690	50%
- Enterprise	78,558	32%	50,836	23%	56,883	25%	52,615	24%	65,345	24%	54,635	24%
- SMB	58,631	24%	54,441	25%	49,391	22%	66,409	30%	53,831	20%	54,577	24%
- IntruShield	13,991	6%	12,921	6%	10,184	5%	6,609	3%	9,122	3%	5,478	2%

Consumer Security	$91,289	37%	$91,712	41%	$68,953	31%	$46,980	21%	$61,310	22%	$48,383	21%
- McAfee.com	61,547	25%	56,518	26%	46,514	21%	41,524	19%	35,619	13%	24,882	11%
- Retail	29,742	12%	35,194	16%	22,439	10%	5,456	2%	25,691	9%	23,501	10%

NAI Labs	1,684	0%	1,536	0%	1,830	0%	1,360	0%	1,351	0%	2,517	0%

Sniffer	—	0%	10,187	5%	38,438	17%	42,253	19%	63,933	23%	47,745	21%
Magic	—	0%	—	0%	—	0%	2,851	1%	17,329	6%	14,441	6%
PGP	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%

Total MFE	$244,153	100%	$221,633	100%	$225,679	100%	$219,077	100%	$272,221	100%	$227,776	100%